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T. ROWE PRICE
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STATE TAX-FREE INCOME TRUST
New Jersey Tax-Free Bond Fund
Supplement to Prospectus dated July 1, 1996
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Effective immediately, the paragraph entitled "Portfolio Management" on page
15 of the Prospectus in the section entitled "Organization and Management," will be replaced with the following:

Portfolio Management. The fund has an Investment Advisory Committee composed of the following members: William F. Snider, Chairman, Paul W. Boltz, Patricia
S. Deford, Konstatine B. Mallas, Mary J. Miller, Alan P. Richman, William T. Reynolds, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Snider was appointed as the fund's chairman in March 1997, and has been a member of the fund's committee since 1994. Mr. Snider joined T. Rowe Price in 1991 and has been managing investments for the past 4 years.

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The date of this supplement is April 3, 1997.
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